EXHIBIT

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the form 10-QSB of Health Discovery Corporation for the quarter ended September 30, 2004, I, Robert S. Braswell IV, Chief Administrative Officer of Direct Wireless, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that;

such Form 10-QSB for the quarter ended, September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in such Form 10-QSB for the quarter ended, fairly presents at September 30, 2004, in all material respects, the financial condition and results of operation of Health Discovery Corporation.


/s/ Robert S. Braswell IV
--------------------------------
    Robert S. Braswell IV
    Chief Administrative Officer